UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 27, 2004

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-24387	52-2080967
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 INVERNESS CIRCLE EAST ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 706-0800

Former name or former address, if changed since last report: Not Applicable

NAVIGANT INTERNATIONAL, INC.

FORM 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release of Navigant International, Inc. dated July 27, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2004, Navigant International, Inc. issued a press release setting forth its results of operations and financial condition for the quarter ended June 27, 2004. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004

NAVIGANT INTERNATIONAL, INC. a Delaware corporation

By:	/s/ Robert C. Griffith
Name:	Robert C. Griffith
Title:	Chief Operating Officer, Chief
Financial Officer and Treasurer
(Principal Financial and
Accounting Officer)